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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)      November 21, 2001
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                            RIVERSTONE NETWORKS, INC
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             (Exact name of registrant as specified in its charter)

          Delaware                    0-32269                  95-4596178
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(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)          Identification No.)

            5200 Great America Parkway, Santa Clara, CA    95054
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             (Address of principal executive offices)    (Zip Code)

     Registrant's telephone number, including area code      (408) 878-6500
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         (Former name or former address, if changed since last report.)

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Item 4.  Changes in Registrant's Certifying Accountant.

Effective November 21, 2001, the Audit Committee and the Board of Directors of the Registrant approved a change in the Registrant's independent accountants for the fiscal year ending March 2, 2002 from KPMG LLP to Ernst & Young LLP ("Ernst & Young"). As a result, the Registrant informed KPMG LLP that, effective November 21, 2001, they had been dismissed as the Registrant's independent accountants. The report of KPMG LLP for the fiscal years ended March 3, 2001 and February 29, 2000, contained no adverse opinions, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended March 3, 2001 and February 29, 2000, and the interim period from March 4, 2001 through November 21, 2001, there were no disagreements between the Registrant and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of KMPG LLP would have caused it to make reference to the subject matter of the disagreement in connection with its report. No event described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred within the Registrant's fiscal years ending March 3, 2001 and February 29, 2000, or the interim period from March 4, 2001 through November 21, 2001.

The Registrant has provided KPMG LLP with a copy of the disclosures contained herein and has filed as an exhibit hereto the response of KPMG LLP to such disclosures.

The Registrant did not consult with Ernst & Young during the fiscal years ended March 3, 2001 and February 29, 2000, and the interim period from March 4, 2001 through November 21, 2001, on any matter which was the subject of any disagreement, as defined in paragraph 304(a)(1)(iv), or any reportable event, as described in paragraph 304(a)(1)(v), or on the application of accounting principles to a specified transaction, either completed or proposed.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

         16. Letter from KPMG LLP, the Registrant's former independent accountants.


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                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RIVERSTONE NETWORKS, INC.



Date:  November 28, 2001            By:  /s/  Romulus Pereira
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                                              Romulus Pereira
                                              President and Chief Executive
                                              Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description
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16                Letter from KPMG LLP, the Registrant's former independent
                  accountants.